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Scudder Premium Money Market Shares

Supplement to Prospectus
Dated May 1, 1998

The last two sentences of the first paragraph under the heading "Transaction information -- Processing time" on page 15 are replaced by the following:

Redemption requests received in good order by the Fund's transfer agent by the close of regular trading, normally 4:00 p.m. eastern time, are executed at the net asset value calculated at the close on that day. If requested by the shareholder, proceeds can be wired that day, but no dividend will be earned on the redeemed shares that day. All other redemption requests will be processed on the day received and will earn a dividend on the redeemed shares that day; however, the proceeds will be distributed on the next business day.

In the chart on page 19, "Exchanges and redemptions -- Redeeming shares," the sentence regarding "Write-A-Check" is replaced by the following:

You may redeem shares by writing checks against your account balance as often as you like for at least $1,000, but no more than $5,000,000.


June 15, 1998